INVESCO INTERNATIONAL FUNDS, INC.
                          INVESCO Emerging Markets Fund
                              INVESCO European Fund
                      INVESCO International Blue Chip Fund
                        INVESCO International Growth Fund
                           INVESCO Pacific Basin Fund

                  Supplement to Prospectus dated March 1, 1999

Effective May 21, 1999, INVESCO Emerging Markets Fund was liquidated. All references to that Fund in the Funds' Prospectus are hereby deleted.

Effective May 13, 1999, the section of the Funds' Prospectus entitled "Fees and Expenses" is amended to (1) delete the table entitled Annual Fund Operating Expenses That Are Deducted From Your Account and footnote (3) and (2) substitute the following in their place:

      ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS

      EUROPEAN FUND
      Management Fee                                  0.71%
      Distribution and Service (12b-1) Fees(2)        0.25%
      Other Expenses(4)                               0.43%
      Total Annual Fund Operating Expenses(4)         1.39%

      INTERNATIONAL BLUE CHIP FUND(1)
      Management Fee                                  0.75%
      Distribution and Service (12b-1) Fees(2)        0.25%
      Other Expenses(3)(4)                            4.75%
      Total Annual Fund Operating Expenses(3)(4)      5.75%

      INTERNATIONAL GROWTH FUND
      Management Fee                                  1.00%
      Distribution and Service (12b-1) Fees(2)        0.25%
      Other Expenses(3)(4)                            1.24%
      Total Annual Fund Operating Expenses(3)(4)      2.49%

      PACIFIC BASIN FUND
      Management Fee                                  0.75%
      Distribution and Service (12b-1) Fees(2)        0.25%
      Other Expenses(3)(4)                            1.63%
      Total Annual Fund Operating Expenses(3)(4)      2.63%

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      (3) Certain expenses of the International Blue Chip,  International Growth
      and Pacific Basin Funds are being voluntarily absorbed by INVESCO pursuant to a commitment to those Funds. After absorption, the International Blue Chip Fund's "Other Expenses" and "Total Annual Fund Operating Expenses" were 1.00% and 2.00%, respectively; the International Growth Fund's "Other Expenses" and "Total Annual Fund OperatingExpenses" were 0.80% and 2.05%, respectively; and the Pacific Basin Fund's "Other Expenses" and "Total Annual Fund Operating Expenses" were 1.07% and 2.07%, respectively.

      The remainder of the table and the remainder of the footnotes are not affected by this change.

Effective May 13, 1999, the section of the Fund's Prospectus entitled "Annual Fund Expenses--Example" is amended to (1) delete the second paragraph and (2) substitute the following in its place:

      The Example assumes that you invested $10,000 in a Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The Example also assumes that your investment had a hypothetical 5% return each year, and assumes that a Fund's expenses remained the same. Although a Fund's actual costs and performance may be higher or lower, based on these assumptions your cost would have been:

                                 1 year      3 year      5 year        10 year
      European                   $142        $443        $765          $1,677
      International Blue Chip    $589        $1,752      $2,895         $5,662
      International Growth       $252        $776        $1,326        $2,826
      Pacific Basin              $270        $828        $1,411        $2,993

Effective June 1, 1999, the section of the Funds' Prospectus entitled "Risks Associated With Particular Investments" is amended to add the following to the end of the investment table located at the end of the section:

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Options
The obligation or right to deliver   Credit,
or receive a security or other       Information,
instrument, index or commodity, or   Liquidity, and
cash payment depending on the price  Options and
of the underlying security or the    Futures Risks        X  X  X  X  X
performance of an index or other
benchmark.  Includes options on
specific securities and stock
indices, and stock index futures.
Used in a Fund's portfolio to
provide liquidity and hedge
portfolio value.
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Futures
A futures contract is an agreement  Market,
to buy or sell a specific amount    Liquidity and
amount of a financial instrument    and Options and       X  X  X  X  X
(such as an index option) at a      Futures Risks
stated price on a stated date.
A Fund uses futures  contracts
to provide liquidity and to hedge
portfolio value.
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

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Other Financial Instruments
These may include forward            Counterparty,
contracts, swaps, caps, floors, and  Credit, Currency,
collars.  They may be used to try    Interest Rate,
to manage a Fund's foreign currency  Liquidity, Market
exposure and other investment        and Regulatory       X  X  X  X  X
risks, which can cause its net       Risks
asset value to rise or fall.  A
Fund may use these financial
instruments, commonly known as
"derivatives," to increase or
decrease its exposure to changing
securities prices, interest rates,
currency exchange rates or other
factors.
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Effective  June 18, 1999,  the INVESCO  International  Growth Fund,  pursuant to approval of the shareholders of that Fund of an Agreement and Plan of Reorganization and Termination at a special meeting held May 20, 1999, was merged into INVESCO International Blue Chip Fund. All references in the Prospectus to that Fund are hereby deleted effective June 18, 1999.

This Supplement supercedes the Supplement dated June 1, 1999.

The date of this supplement is July 26, 1999.